Exhibit 10.6 -    Advice of Borrowing Terms between Comtrex Systems
------------      Corporation LTD and National Westminster Bank, PLC,
                  dated December 21, 2001


                            Advice of Borrowing Terms

Relationship          Crawley Corporate Business        Date: 21 December 2001
Office:               Centre

Borrower(s)                                                Registered Number:
Comtrex Systems Corporation Limited                        01367328

We intend that the facilities listed in Part 1 of the attached Facility Schedule (the "on-demand facilities") should remain available to the borrower(s) until 3 December 2002 and all facilities should be reviewed on or before that date. The facilities are, however, subject to the following:-

the terms and conditions below,

the specific conditions applicable to an individual facility as detailed in the Facility Schedule,

the Security detailed in the attached Security Schedule, and the attached General Terms.

All amounts outstanding are repayable on demand which may be made by us at our discretion at any time and the facilities may be withdrawn, reduced, made subject to further conditions or otherwise varied by us giving notice in writing.

Conditions:

The following conditions must be satisfied at all times while the facilities are outstanding, but this will not affect our right to demand repayment at any time:

Quarterly management accounts - to include P & L/BS/aged debtor and creditor listings - to be provided to us within 28 days of the end of the month to which they relate for UK and quarterly reports to be provided within 6 weeks of the end of the month to which they relate for the US parent (the latter to monitor the overall Group position).

Audited accounts to be provided to us within 9 months of the financial year end to which they relate.

The residual balance of the loan note to be cleared from parent company funds.

The charge over the company in favour of Shirley Jean Roberts and Norman David Roberts to be discharged upon repayment of the loan note.

A debtor formula to be put in place whereby borrowing in the company's books to be covered 200% by good debtors of 90 days and less.

Terry Porter
Corporate Manager
For and on behalf of
National Westminster Bank Plc


Acceptance:

To signify your agreement to the terms and conditions outlined above please sign and return the enclosed copy of this Advice of Borrowing Terms within 28 days.


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Form of Acceptance
------------------

I accept the facility/facilities on the above terms and conditions and confirm that I have been authorised by the Board(s) of Directors of the Borrower(s) (copy Resolution enclosed) to sign this Form of Acceptance on behalf of the Borrower(s).


By (name and title):  ................................        Date

For and on behalf of: Comtrex Systems Corporation Limited

By (name and title): ................................         Date

For and on behalf of: Comtrex Systems Corporation Limited


                                Facility Schedule

Part 1 - Facilities Repayable on Demand:

                                  ---------------------------------
                                  Overdraft: - Base rate
--------------------------------- -------------------------------------------------------------------------------
Account Number:                   12486264
--------------------------------- -------------------------------------------------------------------------------
Name of Borrower                  Comtrex Systems Corporation Limited
--------------------------------- -------------------------------------------------------------------------------
Limit:                            (pound)150,000
--------------------------------- -------------------------------------------------------------------------------
Purpose:                          To finance working capital
--------------------------------- -------------------------------------------------------------------------------
Repayment:                        Fully fluctuating
--------------------------------- -------------------------------------------------------------------------------
1st Debit Interest Rate:          2% above the Bank's Base rate
--------------------------------- -------------------------------------------------------------------------------
2nd Debit Interest Rate:          5% above the Bank's Base rate on borrowing in excess of agreed facilities
--------------------------------- -------------------------------------------------------------------------------
Interest Payable:                 Quarterly
--------------------------------- -------------------------------------------------------------------------------
Arrangement Fee:                  (pound)750 will be debited on 31st December 2001
--------------------------------- -------------------------------------------------------------------------------
Excess Fees:                      We will be entitled to charge an excess fee at the Bank's published rate for each day any agreed limit is exceeded (see our "Services & Charges for
                                  Business Customers" brochure for details).
--------------------------------- -------------------------------------------------------------------------------


                                  -------------------------------
                                  Loan: - Base rate
--------------------------------- -------------------------------------------------------------------------------
Account Number:                   03-12489123
--------------------------------- -------------------------------------------------------------------------------
Name of Borrower                  Comtrex Systems Corporation Limited
--------------------------------- -------------------------------------------------------------------------------
Limit:                            (pound)164,000
--------------------------------- -------------------------------------------------------------------------------
Purpose:                          Freehold Purchase
--------------------------------- -------------------------------------------------------------------------------
Current Repayment:                (pound)1565.43 per month to achieve full repayment by February 2017
--------------------------------- -------------------------------------------------------------------------------
Interest:                         2% above the Bank's Base rate.
--------------------------------- -------------------------------------------------------------------------------
Account to be debited:            Comtrex Systems Corporation Limited Current Account 12486264  at 601141
--------------------------------- -------------------------------------------------------------------------------
Interest Payable:                 Quarterly
--------------------------------- -------------------------------------------------------------------------------
Security Costs:                   (pound)440 previously debited
--------------------------------- -------------------------------------------------------------------------------

                                  -------------------------------
                                  Loan: - Base rate
--------------------------------- -------------------------------------------------------------------------------
Account Number:                   Not yet open
--------------------------------- -------------------------------------------------------------------------------
Name of Borrower                  Comtrex Systems Corporation Limited
--------------------------------- -------------------------------------------------------------------------------
Limit:                            (pound)100,000
--------------------------------- -------------------------------------------------------------------------------
Purpose:                          To assist with repayment of  debt to US Parent Company
--------------------------------- -------------------------------------------------------------------------------
Current Repayment:                (pound)1655.52 per month, to achieve full repayment within six years
--------------------------------- -------------------------------------------------------------------------------
Interest:                         2% above the Bank's Base rate.
--------------------------------- -------------------------------------------------------------------------------
Account to be debited:            12486264
--------------------------------- -------------------------------------------------------------------------------
Interest Payable:                 Quarterly
--------------------------------- -------------------------------------------------------------------------------
Arrangement Fee:                  (pound)500 to be debited upon drawdown
--------------------------------- -------------------------------------------------------------------------------

                                  -----------------------------
                                  Settlement Risk
--------------------------------- -------------------------------------------------------------------------------
Name of Borrower:                 Comtrex Systems Corporation Limited
--------------------------------- -------------------------------------------------------------------------------
Limit/Frequency:                  (pound)200,000 at any one time
--------------------------------- -------------------------------------------------------------------------------
Type and Purpose:                 To facilitate payments via Bankline Payaway
--------------------------------- -------------------------------------------------------------------------------

Part 2 - Facilities Subject to Separate Documentation:

The following facilities are made available on the terms of the separate documentation between us.

--------------------------------------- ---------------------------------- ----------------- --------------------
Name of Borrower                        Facility and Purpose               Amount            Date Agreement
                                                                           (pound)           Signed
--------------------------------------- ---------------------------------- ----------------- --------------------
Comtrex Systems Corporation Limited     Company Card                       43,000            4th January 2001
--------------------------------------- ---------------------------------- ----------------- --------------------

                                Security Schedule

We rely on the security detailed below (and require additional security where specified) to repay, on demand, all your current and future liabilities (both actual and contingent) to us. These liabilities include, without limitation, those incurred by you under the facility(ies) specified in the Facility Schedule.

--------------------------- ------------------------------------------------- ------------------------------------
Date Executed/New:          Security:                                         Given/to be given by:
--------------------------- ------------------------------------------------- ------------------------------------
16/3/2001                   1st Legal  Mortgage  over Unit 2, Gatwick  Metro  Comtrex Systems Corporation Limited
                            Centre, Balcombe Road, Horley
--------------------------- ------------------------------------------------- ------------------------------------
16/3/2001                   1st Legal Mortgage Debenture                      Comtrex Systems Corporation Limited
--------------------------- ------------------------------------------------- ------------------------------------
16/3/2001                   Postponement by Shirley Jean Roberts and Norman   Shirley Jean Roberts and
                            David Roberts of their charge dated 27th          Norman David Roberts
                            October 1997 so that National Westminster Bank
                            plc has full first legal priority and Shirley
                            Jean Roberts and Norman David Roberts rank
                            second
--------------------------- ------------------------------------------------- ------------------------------------
